SUP-0103-0119

AB VALUE FUNDS

-AB International Value Fund

(the “Fund”)

Supplement dated January 30, 2019 to the Prospectus and Summary Prospectus dated February 28, 2018, offering Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares of AB International Value Fund.

*        *         *        *        *

The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and the Summary Prospectus for the Fund and reflects the persons responsible for the day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Tawhid Ali	Since 2016	Senior Vice President of the Adviser

Avi Lavi	Since 2012	Senior Vice President of the Adviser

*        *         *        *        *

The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus with respect to the Fund.

The management of, and investment decisions for, each of the other Funds’ portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for each Fund’s portfolio.

The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio, and each person’s principal occupation during the past five years:

Fund and Responsible Group	Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
AB International Value Fund International Value Senior Investment Management Team	Tawhid Ali; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.

	Avi Lavi; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

*        *         *        *        *

This Supplement should be read in conjunction with the Prospectus and Summary Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0119

2